UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
November 3, 2025
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) (c) (e) On November 6, 2025, Northrop Grumman Corporation (the “Company”) announced that on November 3, 2025, the Board of Directors elected John Greene, age 60, as corporate vice president and chief financial officer, effective January 7, 2026. Mr. Greene served as executive vice president, chief financial officer of Discover Financial Services from September 2019 to May 2025, when Discover Financial Services was acquired by Capital One Financial Corporation. Prior to joining Discover in 2019, Mr. Greene served as executive vice president, chief financial officer and treasurer at Bioverativ, a global biopharmaceutical company, from 2016 to March 2018. From 2014 to 2016, he was chief financial officer for Willis Group Holdings, which was preceded by more than eight years at HSBC Holdings where he served as chief financial officer for multiple business units, including retail bank and wealth management. He also held various chief financial officer roles in his 12-year tenure with General Electric from 1993 to 2005.

The Company further announced that Kenneth Crews, corporate vice president and chief financial officer, will be stepping down from his position effective January 7, 2026, but will remain an employee of the Company and serve in an advisory capacity until February 20, 2026 to ensure a smooth transition.

In connection with Mr. Greene’s election as corporate vice president and chief financial officer, the Compensation and Human Capital Committee of the Board of Directors approved a base salary for Mr. Greene of $955,000, as well as an annual incentive, a long-term incentive and other benefits commensurate with his position. The Compensation and Human Capital Committee also approved a sign-on grant comprised of Restricted Stock Rights, in accordance with the terms and conditions approved by the Compensation and Human Capital Committee, with a value of $2,000,000.

ITEM 7.01. Regulation FD Disclosure.
The Company issued a press release announcing the chief financial officer transition on November 6, 2025. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference. As part of that press release, the Company reaffirmed its previously announced fiscal year 2025 guidance.

The information contained in this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Northrop Grumman Announces CFO Transition") dated November 6, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: November 6, 2025